SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 10, 2004


                          KRISPY KREME DOUGHNUTS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


        North Carolina                 001-16485               56-2169715
--------------------------------   -----------------    ------------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation)                     File Number)          Identification No.)


          370 Knollwood Street
    Winston-Salem, North Carolina                                27103
----------------------------------------------------    ------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (336) 725-2981
                                                   -----------------------------

Item 12. Results of Operations and Financial Condition.

     On March 10, 2004, Krispy Kreme Doughnuts, Inc. issued a press release announcing its financial results for the fiscal year ended February 1, 2004.

     A copy of the press release is attached as Exhibit 99.1 to this Current Report.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KRISPY KREME DOUGHNUTS, INC.



Dated:  March 10, 2004             By:  /s/ Michael C. Phalen
                                        -----------------------------------
                                        Name:  Michael C. Phalen
                                        Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------

99.1                        Press Release dated March 10, 2004